DAVIS VALUE PORTFOLIO
DAVIS FINANCIAL PORTFOLIO
DAVIS REAL ESTATE PORTFOLIO

(PORTFOLIOS OF DAVIS VARIABLE ACCOUNT FUND, INC.)


June 30, 2000


SEMI-ANNUAL REPORT





                               [DAVIS FUNDS LOGO]



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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

Dear Shareholder,

We are optimists at heart and we believe that stocks offer the best means of creating wealth over the long term. Historically, stocks have won over time because they represent claims on growth, not a fixed promise to pay a fixed amount, which is the case with bonds.(1) As gross domestic product (GDP) and corporate profits grow, so does the valuation floor for stocks.

With that as a backdrop, every day when we come to work we try to do four things. First, we seek out businesses that will grow, preferably ones that need little new capital because that means they are the most self-sufficient.

Second, we evaluate the judgment, vision and integrity of management. We want to get a good feel for what management plans to do with the free cash flows generated by the business--be it making new investments, acquiring other businesses or increasing dividends.

Third, we value those businesses against the alternatives, seeking to determine what "mystery" coupon or rate of return the business will produce for its stockowners. In other words, we determine what we would be willing to pay for the business in order to provide us with a better projected rate of return than the coupon rate on risk-free alternatives such as 10-year Treasury bonds, and we try to buy the companies when they are attractively valued.

Fourth, we consider this analysis within the context of where we are in the stock market cycle. We know we are on a long journey. If equities will grow at a rate of around 7% a year over the next 30 years, which is a little less than their long term average, that would take the Dow Jones Industrial Average from around 10,000 to 80,000 by 2030.(2) At the same time, we are mindful that road conditions will not always be favorable and that there will be checkpoints along the way because different eras create different risk profiles.

Looking ahead over the next few years, we recognize that we are unlikely to continue enjoying the big drivers of stock performance that we have had over the past 15 to 20 years--namely, dramatically rising corporate profits, steeply falling interest rates and sharply higher price/earnings (P/E) valuations. Inflation and interest rates have plateaued at best and may be increasing, which means caution lights are flashing on the road ahead. If inflation keeps climbing, the Federal Reserve will take concerted action after the presidential election, raising interest rates even further and therefore the risk-free hurdle rate against which all stocks have to compete. As for corporate profits, they still have a green light, but they have been inflated by various accounting practices and cannot keep growing their share of GDP forever.

All of this leads us to believe that the market could be in a 30% to 50% trading range over the next 5 to 10 years before there is a big break out again. That is a lot of movement in points, but not much in percentage terms, particularly when you consider the market went up tenfold (from 1,000 to 10,000) over the past 20 years. Although the rate of growth may be slowing, we still anticipate a fairly favorable environment for stocks. The Federal Reserve is doing its job right by trying to prolong the cycle, deflate a bubble and prevent a boom/bust scenario. Even if we stay in a trading-range market for some time, there should always be opportunities for stock picking.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


We think multinationals may be a fertile area to investigate whether they are in the technology, drug or financial sector. For several years, these companies have been fighting headwinds related to various financial crises around the world, the strength of the dollar and the market's fixation on Internet companies. Now high-quality multinationals with proven management teams may move into the spotlight because they have flexibility to allocate capital around the globe to wherever it may earn the best return, and with a world population of around six billion, their potential customer base is huge.

Contrary to what some people may believe, we are not against technology. Particularly in a difficult market when you have to be a good stock picker, it is useful to identify a theme. Over the next decade, technology is almost certain to be a key investment trend, whether it be the inventors of technology or traditional companies that successfully apply technology in their business models. American Express(3) is one example of a company that is likely to benefit as consumers buy more and more over the Internet, charging purchases on their credit cards. In addition, there are a number of financial and other companies that will use the Internet to drive down their costs or to leverage their brand power and broaden their marketing reach. If these companies are also multinational, so much the better because they can do this all over the world.

Of course, no one knows for sure exactly what the next few years will bring. But regardless of election results, inflation, interest rates or profit trends, we will continue to manage money according to the same generational philosophy we have applied for decades in all types of markets. Investing is a batting average business, full of strikeouts and mistakes as well as home runs. Rest assured that we will try to do sensible things every day when we come to work and do the best we can because our money is invested side by side with our fellow shareholders. We continue to believe that stocks are the best way to build long-term wealth. Staying invested puts time on our side and gives compounding the opportunity to work for us all.(4)

Sincerely,




/s/ Shelby M.C. Davis
-----------------------
Shelby M.C. Davis
Senior Research Adviser

August 4, 2000

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS VALUE PORTFOLIO

PERFORMANCE OVERVIEW

The Davis Value Portfolio delivered a total return of 7.02% for the six-month period and 9.85% for the one-year period from July 1, 1999 (commencement of operations) to June 30, 2000,(5) outpacing the performance of the Lipper Large-Cap Value Index(6) and the Standard & Poor's 500 Index.(6) The Lipper Large-Cap Value Index provided a return of (1.99)% and (2.38)%, respectively, over the latest six-month and one-year periods while the S&P 500 returned (0.43)% and 7.25%, respectively, over the same time frames.

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. How would you describe the performance of the Portfolio so far this year?

A. As Ken and I have often said, performance over any half-year, one-year or even two-year period is often unpredictable and rarely significant. Thus, we are reluctant to read too much into the strong relative results of the Davis Value Portfolio in the first six months of the year 2000.

That said, with regard to individual holdings, we have been very pleased with the performance of several companies that were relatively recent additions to the portfolio. In general, these companies were purchased while their stock prices languished under clouds of uncertainty or even scandal. In such cases, Ken and I believe that while we are taking what might be called "headline" risk, the fact that we are buying the companies after bad news has been disclosed often limits our economic risk.

Our purchase of American Home Products,(3) for example, came at a time when the company was facing litigation concerning unforeseen side effects with one of its drugs. While there was always a risk that the consequences of this litigation could have been much worse than we anticipated, we believed that the stock price more than discounted the likely outcome and that, as the clouds of uncertainty lifted, investors would again recognize the powerful new products and strong position of this company. Our colleague Danton Goei was an important resource in the Portfolio's opportunistic purchase of this company at significantly lower prices.

Similarly, our purchase of Tyco came at a time when the company was undergoing SEC scrutiny regarding its accounting for a number of mergers and acquisitions. Ken led an incredibly thorough research effort on this complex company and was ably assisted by Adam Seessel in reconstructing all of the company's recent acquisitions.

Although these companies could still prove to be disappointing investments if bad news subsequently comes to light, we think both are illustrative of our willingness to purchase companies opportunistically while others are anxiously selling. Such decisions can only be made with conviction based on thorough and independent research and on the recognition that short-term movements in stock prices often reflect changes in psychology rather than changes in economics.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Q. Could you comment on the overall market environment this year and its impact on the Portfolio's investments?

A. Turning from those specifics of the portfolio to the market in general, the year 2000 has proven to be another period of enormous stock price volatility. The relative flatness of the market averages masks enormous underlying gyrations in the prices of individual issues. The best way to demonstrate this is by examining the portfolio holdings of the Portfolio.

Over the past 12 months, 32 of our top 40 holdings--representing more than 70% of the portfolio--had a range of more than 50% between their lowest low and their highest high. Even more telling, 15 of the Portfolio's top 40 positions had a range of more than 100%, five a range of more than 150% and two a range of more than 200% between their lowest and highest price for the period.

Given that we generally own more established companies, as opposed to Internet start-ups, these sorts of ranges are remarkable. A natural consequence of such volatility, other factors being equal, is a tendency toward higher turnover. These enormous price swings mean companies are more likely to advance from a range of fair value to levels at which Ken and I would consider them overvalued and therefore candidates for sale, or conversely to decline to such prices that we would consider adding to our positions.

Another recent characteristic of the market has been a constant lowering of the quality of reported earnings. As anyone who runs a business can attest, perfectly predictable and consistent results can rarely be achieved in precise 12-week intervals. Yet Wall Street has come to place such a premium on consistent results that increasingly corporate America is torturing accounting policies to create the illusion of predictability and consistency in these short quarterly periods. As a result, earnings are frequently not what they seem, and reported results often include nonrecurring items such as favorable changes in pension fund assumptions, gains on sales of operations or securities, expense reductions from previously incurred restructuring charges and other financial gimmicks. Thus, most companies' quarterly earnings must be scrutinized much more intensively than ever before.

While we hope not to own many of the most flagrant offenders in the Davis Value Portfolio, we would expect that over the next several years the newspapers will be full of companies forced to come clean when their bag of accounting tricks is empty. Once a company starts down this path, it is difficult to stop as inflated results in the current quarter become increasingly difficult comparisons for future quarters.

Q. What final thoughts would you like to leave with your fellow shareholders?

A. While these observations may sound pessimistic, I am reminded of my father's comment last year that our goal is to be neither optimistic nor pessimistic, but to do our best to be realistic. As we have said in the past, the reality is that returns in the next decade are unlikely to be near the levels enjoyed in the last two decades. The danger is that as investors move from a position of almost universal optimism to a more realistic stance equity valuations could suffer significantly. It is the tendency of markets, like pendulums, not to move to the middle ground and stop, but instead to swing markedly to the other side. While such a significant correction would create many buying opportunities, it is unlikely that investors would have the stomach to pursue them. Therein lies the biggest danger facing investors.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

This danger was illustrated in the March issue of Mutual Funds magazine, which featured the following statistic. According to the magazine, "Between 1984 and the end of 1998, the average stock fund gained 509%, or 12.8% per year over 15 years. Meanwhile, the typical mutual fund investor, whose average holding period was less than three years, earned just 186% or 7.25% a year." This staggering underperformance of the average fund investor was self-inflicted as it came from money flowing into the funds with great short-term performance and then flowing out of those funds when future results were disappointing.

If Ken and I can leave any message with our fellow shareholders, it is to fight the very human tendency to feel elated and optimistic when prices are high (as they are today) and discouraged and pessimistic when prices are low. Now when times are good is the right time to sound the cautious note. In doing so, we hope that we will all be better positioned to be optimistic and opportunistic when times look more bleak.(4)


DAVIS FINANCIAL PORTFOLIO

PERFORMANCE OVERVIEW

The Davis Financial Portfolio returned 7.88% for the six-month period and 0.14% for the one-year period from July 1, 1999 (commencement of operations) to June 30, 2000.(5) Over the same time frames, the Standard & Poor's 500 Index returned (0.43)% and 7.25%, respectively,(6) while the Lipper Financial Services Fund Index returned (1.54)% and (11.08)%, respectively.(6)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. Could you recap the performance of the Portfolio and financial stocks during the first half of 2000?

A. After a disappointing 1999, we are pleased to report to shareholders that the Portfolio's return of 7.88% outpaced the S&P 500's return of (0.43)% during the first six months of 2000. Although these short-term results are clearly more fun for us to write about, as investors we all know it is the long-term result that matters. As stewards of your capital, Chris and I feel that our performance should be evaluated in two ways, both measured over a holding period of five years or more: First, how has our Portfolio performed versus the S&P 500? Second, how does the Portfolio stack up versus its peer group of financial sector funds?

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

As we wrote to you in January, financial stocks often lead the market down during periods of Federal Reserve tightening, but then rally and lead the market up once investors sense that the central bank has nearly finished its job of slowing down the overall economy in order to keep inflationary pressures from accelerating. Therefore, we expected the environment for financial stocks would remain volatile until there was greater clarity regarding the direction of inflation and interest rates. It is fair to say that we are pleasantly surprised at how quickly investor sentiment toward financial stocks has improved, despite the fact that it is still unclear whether inflation has been contained and that the central bank remains poised to continue raising short-term interest rates if necessary.

Q. Have all financial stocks benefited from this improved investor sentiment?

A. No. We continue to believe that this is a market that will especially reward careful stock picking. The combination of falling interest rates, subdued inflation and a robust economy that has kept credit losses artificially low and lifted the fortunes of most financial companies during the past decade is unlikely to be repeated. In fact, bank stocks have been severely punished this year for several reasons. First, revenue growth has been more difficult to achieve. In addition, net interest margins have contracted as funding costs have risen at the same time that competition has lowered the rates banks can charge on loans. Finally, the impact of rising credit losses despite a continuing healthy economy is now unfolding. The adverse effect of these developments can be seen in the performance of well managed banks such as Wachovia and SunTrust, which are down 18% and 32%, respectively, through July 17. While we do own a few bank stocks such as Wells Fargo(3) and Fifth Third Bancorp, part of our Portfolio's favorable relative performance has been due to significantly underweighting the banking sector.

Conversely, we have been surprised by the strong performance of brokerage stocks--particularly given the dramatic slowdown in many of their business lines, including the high-margin initial public offering (IPO) market (hurt by Internet stocks crashing back to earth), fixed-income issuance (hurt by rising interest rates, which dampen the enthusiasm of both issuers and investors) and merchant banking/venture capital operations (where gains were more difficult to generate as technology stocks declined). We were glad to have some exposure to the brokerage sector through quality firms such as Morgan Stanley Dean Witter, Donaldson Lufkin & Jenrette, Charles Schwab and Legg Mason. However, we admit that we missed some big moves in companies such as Merrill Lynch that we considered owning but were waiting for a more attractive entry price.

Q. What holdings were important contributors to performance?

A. We were fortunate to find several investment opportunities where we thought the market was significantly undervaluing the true worth of the company. Two examples worth mentioning are Kansas City Southern Industries (KSU) and Sun Life Financial of Canada.

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

KSU is a holding company that, in addition to owning a small regional railroad, also happened to own 82% of a fast-growing mutual fund company with over $300 billion in assets under management led by the Janus family of funds. In addition, KSU held a 32% stake in an information-processing subsidiary called DST Systems. KSU had been in the process of trying to boost shareholder value by spinning off the mutual fund company and its interest in DST Systems into a separately traded company called Stilwell Financial. However, KSU shares remained quite depressed due to the well publicized and long-running dispute between the management of the railroad company, which had effective control over the mutual fund company through its 82% majority ownership of Janus, and the management of Janus itself, which owned only 18% but was clearly responsible for creating over 90% of the value of the KSU holding company.

The fear among many investors was that well regarded portfolio managers might express their dissatisfaction by leaving the firm rather than work for a parent that refused to give the senior management of Janus an appropriate stake in and governance of the soon-to-be-spun-off Stilwell Financial. While the risk of employee defections was a real possibility, we felt that KSU's incredibly cheap stock price far more than compensated for this risk. After backing out the expected value for the railroad company, we were in effect able to buy Stilwell Financial at an extraordinarily favorable multiple of only 11 times our estimate of 2001 earnings. This was not only a compelling absolute valuation, but also a 40% discount to several peer companies. We built the KSU position into one of our top holdings. To date, Janus management has stayed on, the spin-off of Stilwell Financial has finally occurred and the price/earnings (P/E) multiple on the newly traded shares has expanded nicely from the implied value when buried within the KSU holding company. Given the strong share price performance, this position became a significant contributor to our first-half returns to shareholders.

Sun Life of Canada is a mutual life insurance company that recently "demutualized" to become a publicly traded company. Normally, we avoid IPOs in financial services and for good reason. The company is usually dressed up for sale to often naive investors as management has done everything possible to show both near-term revenue and earnings growth, often at the expense of underwriting discipline and accounting conservatism. Ultimately, however, chickens do come home to roost. We have noticed over the years that when poor results begin to materialize the share prices of insurance and consumer finance companies can plummet as much as 90% from their IPO price. These are treacherous investments even in the best of times.

However, Sun Life was different. We got to know senior management well and determined that they were honest, focused on expanding their business and genuinely interested in creating value for shareholders. Importantly, the accounting was conservative and dramatically understated the true worth of Sun Life since the reported book value of the company carried its ownership of the high-quality MFS mutual fund family at cost. We thought the true value of MFS by itself (which represented one-third of total company earnings) was worth almost the IPO price of the entire company. Because of the poor performance of financial stocks in the first quarter, we were able to buy shares in April at very attractive prices. Given the fact that the share price has risen 100% in four months, the obvious question is what were we thinking to not buy even more?

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Q. Given the increased volatility in the market has turnover in the Portfolio increased?

A. Not really, although the increasing number of momentum investors with short-term performance goals will likely provide us greater opportunities going forward to both sell holdings that become significantly overvalued and initiate positions at temporarily depressed and, therefore, attractive prices. Volatility can be an investor's friend, particularly if a well-informed long-term investor can take advantage of market overreactions to short-term events.

During the second quarter, we were able to build large positions in two outstanding, well managed nonfinancial companies, Costco Wholesale(3) and Tellabs, whose shares collapsed due to slightly disappointing near-term earnings. In both cases, however, the earnings shortfall was more the result of ramping up investment to support growth opportunities in the business rather than the result of a fundamental deterioration in the company. We had followed both companies for years and always wished to become shareholders. But the P/E multiples never became cheap enough to establish a position as the market had pushed the price of each company to 40 times earnings--clearly pricing each business for perfection and leaving zero margin of safety for new owners. Fortunately our patience was rewarded--it isn't always--as we received an entry point at much lower prices. We expect to do very well as shareholders, given the terrific no-nonsense, performance-oriented cultures, attractive business models and long-term growth opportunities at both companies.

Q.  How would you characterize your current outlook for financial stocks?

A. Chris and I remain optimistic about the long-term outlook for financial companies. We continue to find well managed companies with valuable consumer franchises, strong balance sheets and positive long-term growth opportunities whose business fundamentals remain quite favorable in the current environment. While we expect price volatility in financial stocks to continue, carefully selected financial services companies should offer outstanding investment opportunities for our shareholders.(4)

DAVIS REAL ESTATE PORTFOLIO

PERFORMANCE OVERVIEW

The Davis Real Estate Portfolio generated a total return of 12.59% for the six-month period and 0.43% for the one-year period from July 1, 1999 (commencement of operations) to June 30, 2000.(5) By way of comparison, the Morgan Stanley REIT (Real Estate Investment Trust) Index provided average returns of 13.31% and 3.37%, respectively,(6) over the same time periods.

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER

Q. Could you provide some perspective on the performance of real estate so far in the year 2000?

A. The real estate sector is much more in favor than it was last year and is performing better and better as the days go by. The last phase of what I think will be the full recovery of real estate stock prices will occur when the higher growth, smaller cap companies start to climb, and I believe we may be nearing or at that point now.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

Typically, when real estate stocks first begin to rally, non-real-estate equity funds and other large investors return to the sector by purchasing the biggest, most liquid names in order to obtain exposure to real estate. That tends to drive up the prices of these larger companies, even though their growth rates might be only average or below average in some cases. Then, as the rally continues and investors as a whole look seriously at the group, they recognize that it makes little sense to buy a company with an 8% earnings growth rate at a multiple of 10 times earnings when they can find companies whose earnings are growing at a 13% rate for the same multiple. After all, earnings always drive stock prices in the long run.

For the first quarter of 2000, 85% to 90% of the companies in the real estate sector reported earnings in-line or better than expectations. I expect that number to be the same or higher for the second quarter, with very few or no surprises. Real estate just continues along, and it is finally getting some notice from investors.

Q. What do you believe has caused the turnaround in real estate stocks?

A. I believe that a key reason for the improved performance may simply be that the industry has a little more history under its belt. The REIT world as we know it today was born in 1991 at the end of the last major downturn in real estate and has not yet gone through a complete economic cycle. But every quarter that goes by where these companies perform better and better--whether the economy is surging or slowing, whether interest rates are rising or falling--simply increases their credibility, and every bit of added credibility adds to their multiples.

I think the better companies in the industry should trade at a multiple of 10 to 11 times earnings because they should be able to grow their earnings at a rate in the low to mid teens. I am optimistic that real estate will continue to be what I call a growth cyclical business where every new top is hopefully a little higher than the last top and every bottom is a little higher than the last bottom.

Perhaps the most important difference in this real estate cycle versus other cycles historically has been the absence of overbuilding. This is a big positive for the industry because it means when the economy turns down as it inevitably will and demand slows, real estate companies will not be burdened by excess new supply as they were in the late 1980s and early 1990s. Instead, the real estate industry should enter the next recession in good shape relative to supply and demand, and that can make a huge difference in the long-term rate of return in any business. I think we will continue to see greater consistency in company earnings, and consistency is a virtue highly valued by investors.

Q. What are your favorite holdings now?

A. The Portfolio has enjoyed good returns from Avalon Bay Communities(3), an apartment REIT, and Boston Properties, an office REIT, which are two of its largest holdings. The performance of two other big positions, Apartment Investment & Management Company and Alexandria Real Estate Equities, another office REIT, has not yet lived up to expectations. While these stocks are up for the year, they are not up enough given the superior growth rates of these two fine companies. However, I feel confident that these companies will receive the investor recognition they deserve.

Another favored holding is Centerpoint Properties, an industrial REIT. The company has grown its earnings 15% annually, year after year, but its stock price performance last year was disappointing. Although the stock has done much better in the year 2000, recently hitting a new high, we expect even more from the shares.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

The Portfolio also looks for opportunities in companies that are essentially a play on real estate even though they do not operate as REITs. An example is Six Flags, formerly known as Premier Parks, a leading theme park developer. While the stock has underperformed dramatically this year, I have high hopes for the company because of its track record in acquiring and turning around troubled amusement parks.

Q. What is your outlook for real estate?

A. Real estate is not only the largest asset class in this country, it has historically been one of the least volatile asset classes, and its performance is not closely correlated with the S&P 500. Given today's high stock prices, real estate can help to diversify and anchor a well-balanced portfolio.

While the performance of real estate as a whole is better, I think the best is yet to come as investors increasingly recognize that real estate is not the same industry that it was in the past. Company balance sheets are stronger. Managements are more seasoned and smarter, and they are operating with a new business model that is producing superior returns relative to the old business model.

I am pleased with the quality of the companies we hold in the Davis Real Estate Portfolio. These are well-run businesses purchased at attractive valuations that are capable of generating steadily increasing rental income and solid returns on capital over time.(4)




-----------------------------

This Semi-Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis Variable Account Funds which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

1 Historically, common stocks have outperformed both bonds and cash. There is no assurance that this will continue to be true in the future.

2 This hypothetical example illustrates the power of compounding over a 30-year period, and is not intended to be indicative of future investment results which may be higher or lower than the assumed 7% rate.

3 See each Portfolio's Schedule of Investments for a detailed list of portfolio holdings.

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

4 This report reflects the professional opinions of Shelby M.C. Davis and the Davis Variable Account Funds' portfolio managers. All investments involve some degree of risk, and there can be no assurance that the Portfolios' investment strategies will be successful. Prices of shares will vary, so that when redeemed, an investor's shares could be worth more or less than their original cost.

Because Davis Financial Portfolio concentrates its investments in the banking and financial sectors it may be subject to greater risks than a portfolio that does not concentrate its investments in a particular sector. The Portfolio's investment performance, both good and bad, is expected to reflect the economic performance of the banking and financial sectors much more than a portfolio that does not concentrate its portfolio.

Because Davis Real Estate Portfolio concentrates its investments in the real estate sector it may be subject to greater risks than a portfolio that does not concentrate its investments in a particular sector. The Portfolio's investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a portfolio that does not concentrate its portfolio.

5 Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for the period from July 1, 1999 (commencement of operations) through June 30, 2000.

--------------------------------------------------------------
FUND NAME                                 INCEPTION
                                        July 1, 1999
--------------------------------------------------------------
Davis Value Portfolio                       9.85%
--------------------------------------------------------------
Davis Financial Portfolio                   0.14%
--------------------------------------------------------------
Davis Real Estate Portfolio                 0.43%
--------------------------------------------------------------

6 The definitions of indices quoted in this annual report appear below. Investments cannot be made directly in any of these indices.

I. The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

II. The Lipper Large-Cap Value Index is an equally weighted index of 30 large-cap value mutual funds. Returns are adjusted for the reinvestment of capital gain distributions and income dividends.

III. The Lipper Financial Services Fund Index is an equally weighted index of ten mutual funds within the Financial Services industry. Returns are adjusted for the reinvestment of capital gain distributions and income dividends.

IV. The Morgan Stanley REIT (Real Estate Investment Trust) Index is a capitalization-weighted index, with dividends reinvested, of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

An investment in Davis Variable Account Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS VALUE PORTFOLIO
JUNE 30, 2000 (Unaudited)

                                                                                                      VALUE
SHARES                                           SECURITY                                            (NOTE 1)
==============================================================================================================
COMMON STOCK - (88.64%)
   ADVERTISING AGENCIES - (0.06%)
           300    WPP Group PLC  .............................................................     $    21,703
                                                                                                   -----------
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (5.14%)
        19,000    Golden West Financial Corp...................................................        775,438
        29,300    Wells Fargo & Co.............................................................      1,135,375
                                                                                                   -----------
                                                                                                     1,910,813
                                                                                                   -----------
   BUILDING MATERIALS - (3.73%)
         7,600    Martin Marietta Materials, Inc...............................................        307,325
        42,000    Masco Corp...................................................................        758,625
         7,500    Vulcan Materials Co..........................................................        320,157
                                                                                                   -----------
                                                                                                     1,386,107
                                                                                                   -----------
   CONSUMER PRODUCTS - (1.37%)
         3,100    Gillette Co..................................................................        108,306
        15,100    Philip Morris Cos., Inc. ....................................................        401,094
                                                                                                   -----------
                                                                                                       509,400
                                                                                                   -----------
   DIVERSIFIED - (1.79%)
            11    Berkshire Hathaway Inc., Class A*............................................        591,800
            42    Berkshire Hathaway Inc., Class B*............................................         73,920
                                                                                                   -----------
                                                                                                       665,720
                                                                                                   -----------
   DIVERSIFIED MANUFACTURING - (3.23%)
        25,400    Tyco International Ltd.......................................................      1,203,325
                                                                                                   -----------
   ELECTRONICS - (4.44%)
         1,800    Applied Materials, Inc.*.....................................................        163,181
         4,000    Koninklijke Philips Electronics N.V..........................................        190,000
         5,700    Molex Inc....................................................................        274,669
        14,900    Texas Instruments Inc........................................................      1,023,444
                                                                                                   -----------
                                                                                                     1,651,294
                                                                                                   -----------
   ENERGY - (1.54%)
         3,500    Devon Energy Corp............................................................        196,656
         9,300    Dover Corp...................................................................        377,231
                                                                                                   -----------
                                                                                                       573,887
                                                                                                   -----------
   FINANCIAL - (15.25%)
        35,500    American Express Co..........................................................      1,850,438
        25,000    Citigroup, Inc...............................................................      1,506,250
        12,600    Freddie Mac..................................................................        510,300
        30,900    Household International, Inc.................................................      1,284,281
         5,800    Providian Financial Corp. ...................................................        522,000
                                                                                                   -----------
                                                                                                     5,673,269
                                                                                                   -----------
   FOOD/BEVERAGE & RESTAURANT - (2.57%)
        29,000    McDonald's Corp..............................................................        955,188
                                                                                                   -----------

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS VALUE PORTFOLIO - Continued
JUNE 30, 2000 (Unaudited)

                                                                                                      VALUE
SHARES                                           SECURITY                                            (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED
   HOTELS & MOTELS - (0.77%)
         8,000    Marriott International, Inc..................................................    $   288,500
                                                                                                   -----------
   INDUSTRIAL - (1.42%)
        10,100    Sealed Air Corp.*............................................................        528,988
                                                                                                   -----------
   INVESTMENT FIRMS - (2.95%)
         2,500    Donaldson, Lufkin & Jenrette, Inc............................................        106,094
        11,900    Morgan Stanley Dean Witter & Co..............................................        990,674
                                                                                                   -----------
                                                                                                     1,096,768
                                                                                                   -----------
   LIFE INSURANCE - (0.15%)
         3,400    Sun Life Financial Services of Canada*.......................................         57,375
                                                                                                   -----------

   PHARMACEUTICAL AND HEALTH CARE - (8.63%)
        23,600    American Home Products Corp..................................................      1,386,500
        14,900    Bristol-Myers Squibb Co......................................................        867,925
         2,500    Eli Lilly & Co...............................................................        249,688
         1,800    Merck & Co., Inc.............................................................        137,925
         1,800    Pharmacia Corp...............................................................         93,038
         7,300    SmithKline Beecham PLC - ADR.................................................        475,869
                                                                                                   -----------
                                                                                                     3,210,945
                                                                                                   -----------
   PROPERTY/CASUALTY INSURANCE - (6.70%)
        12,425    American International Group, Inc. ..........................................      1,459,937
         2,500    Chubb Corp...................................................................        153,750
         5,100    Progressive Corp. (Ohio).....................................................        377,400
         6,000    Transatlantic Holdings, Inc..................................................        502,500
                                                                                                   -----------
                                                                                                     2,493,587
                                                                                                   -----------
   PUBLISHING - (1.48%)
         1,400    Dow Jones & Co., Inc. .......................................................        102,550
         4,000    Gannett Co., Inc.............................................................        239,250
         6,000    Tribune Co...................................................................        210,000
                                                                                                   -----------
                                                                                                       551,800
                                                                                                   -----------
   REAL ESTATE - (1.45%)
           600    Avalonbay Communities, Inc...................................................         25,050
        12,600    Centerpoint Properties Corp. ................................................        513,450
                                                                                                   -----------
                                                                                                       538,500
                                                                                                   -----------
   TECHNOLOGY - (13.52%)
        10,600    BMC Software, Inc.*..........................................................        386,568
        13,600    Hewlett-Packard Co...........................................................      1,698,300
         5,700    Intel Corp...................................................................        761,841
        11,500    International Business Machines Corp.........................................      1,259,969
        11,100    Lexmark International Group, Inc., Class A*..................................        746,475

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS VALUE PORTFOLIO - Continued
JUNE 30, 2000 (Unaudited)

                                                                                                      VALUE
SHARES/PRINCIPAL                                 SECURITY                                            (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED
   TECHNOLOGY - Continued
         9,700    Novell, Inc.*................................................................    $    89,877
         1,900    SAP AG ......................................................................         89,181
                                                                                                   -----------
                                                                                                     5,032,211
                                                                                                   -----------
   TELECOMMUNICATIONS - (9.90%)
         5,380    Agilent Technologies, Inc.*..................................................        396,775
        14,990    AT&T Corp....................................................................        474,058
         3,900    AT&T Wireless Group*.........................................................        108,712
         3,500    Globalstar Telecommunications Limited* ......................................         31,281
         9,500    Loral Space & Communications, Ltd.*..........................................         65,906
        13,400    Lucent Technologies Inc......................................................        793,950
        22,700    Motorola, Inc................................................................        659,719
         1,500    Sprint Corp..................................................................         76,500
        14,500    Tellabs, Inc.*...............................................................        992,797
         1,800    WorldCom, Inc.*..............................................................         82,631
                                                                                                   -----------
                                                                                                     3,682,329
                                                                                                   -----------
   TRANSPORTATION - (0.12%)
           500    Kansas City Southern Industries, Inc.........................................         44,344
                                                                                                   -----------
   WHOLESALE - (2.43%)
        27,400    Costco Wholesale Corp.*......................................................        905,056
                                                                                                   -----------

                  Total Common Stock - (identified cost $31,935,501)...........................     32,981,109
                                                                                                   -----------

SHORT TERM INVESTMENTS - (12.71%)
   $ 4,729,000    State Street Corporation Repurchase  Agreement, 6.60%, 07/03/00, dated
                    06/30/00, repurchase value $4,731,601 (collateralized by $4,780,000 par value Federal Home Loan Bank, 7.00%, 08/28/01, market value $4,875,600)
                    - (identified cost $4,729,000).............................................      4,729,000
                                                                                                   -----------

                  Total Investments - (101.35%) - (identified cost $36,664,501) - (a)..........     37,710,109
                  Liabilities Less Other Assets - (1.35%)......................................       (501,846)
                                                                                                   -----------
                  Net Assets - (100%)..........................................................    $37,208,263
                                                                                                   ===========
*Non-Income Producing Security

(a) Aggregate cost for Federal Income Tax purposes is $36,680,647. At June 30,
2000 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation......................................................    $ 2,443,959
                  Unrealized depreciation......................................................    $(1,414,497)
                                                                                                   -----------
                  Net unrealized appreciation .................................................    $ 1,029,462
                                                                                                   ===========

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS FINANCIAL PORTFOLIO
JUNE 30, 2000 (Unaudited)

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - (98.61%)
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (11.46%)
         5,300    Bank of New York Co., Inc....................................................    $   246,450
           500    Fifth Third Bancorp..........................................................         31,641
         3,300    Golden West Financial Corp...................................................        134,681
         2,830    Lloyds TSB Group PLC.........................................................         26,696
           600    State Street Corp............................................................         63,638
         3,600    Wells Fargo & Co.............................................................        139,500
                                                                                                   -----------
                                                                                                       642,606
                                                                                                   -----------
   BUILDING MATERIALS - (5.86%)
         2,800    Martin Marietta Materials, Inc...............................................        113,225
         6,500    Masco Corp...................................................................        117,406
         2,300    Vulcan Materials Co..........................................................         98,181
                                                                                                   -----------
                                                                                                       328,812
                                                                                                   -----------
   DIVERSIFIED - (2.48%)
             2    Berkshire Hathaway Inc., Class A*............................................        107,600
            18    Berkshire Hathaway Inc., Class B*............................................         31,680
                                                                                                   -----------
                                                                                                       139,280
                                                                                                   -----------
   DIVERSIFIED MANUFACTURING - (5.57%)
         6,600    Tyco International Ltd.......................................................        312,675
                                                                                                   -----------
   FINANCIAL SERVICES - (58.74%)
      INSURANCE - (19.65%)
         1,425    American International Group, Inc............................................        167,437
         4,500    Cincinnati Financial Corp....................................................        141,609
         2,500    Everest Reinsurance Holding, Inc.............................................         82,188
         3,000    FPIC Insurance Group, Inc.*..................................................         47,156
         5,700    Horace Mann Educators Corp...................................................         85,500
           100    Markel Corp.*................................................................         14,163
           800    Progressive Corp. (Ohio).....................................................         59,200
         7,600    Sun Life Financial Services of Canada*.......................................        128,250
         4,500    Transatlantic Holdings, Inc..................................................        376,875
                                                                                                   -----------
                                                                                                     1,102,378
                                                                                                   -----------
      OTHER FINANCIAL SERVICES - (39.09%)
         9,100    American Express Co..........................................................        474,337
         4,500    Capital One Financial Corp...................................................        200,812
         2,550    Charles Schwab Corp..........................................................         85,744
         4,300    Citigroup, Inc...............................................................        259,075
         3,500    Donaldson, Lufkin & Jenrette Inc.............................................        148,531
         2,400    Freddie Mac..................................................................         97,200
         6,500    Household International, Inc.................................................        270,156
         1,700    Legg Mason, Inc..............................................................         85,000
         3,300    MBNA Corp. ..................................................................         89,513

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS FINANCIAL PORTFOLIO - CONTINUED
JUNE 30, 2000 (Unaudited)

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK  - Continued
     OTHER FINANCIAL SERVICES - CONTINUED
         1,900    Morgan Stanley Dean Witter & Co..............................................    $   158,175
         3,600    Providian Financial Corp.....................................................        324,000
                                                                                                   -----------
                                                                                                     2,192,543
                                                                                                   -----------
   TECHNOLOGY - (2.52%)
         2,100    Lexmark International Group, Inc., Class A*..................................        141,225
                                                                                                   -----------
   TELECOMMUNICATIONS - (4.03%)
         3,300    Tellabs, Inc.*...............................................................        225,947
                                                                                                   -----------
   TRANSPORTATION - (5.06%)
         3,200    Kansas City Southern Industries, Inc.........................................        283,800
                                                                                                   -----------
   WHOLESALE - (2.89%)
         4,900    Costco Wholesale Corp.*......................................................        161,853
                                                                                                   -----------



                  Total Investments - (98.61%) - (identified cost $5,195,455) - (a)............      5,531,119
                  Other Assets Less Liabilities - (1.39%)......................................         77,891
                                                                                                   -----------
                  Net Assets - (100%)  ........................................................    $ 5,609,010
                                                                                                   ===========

*Non-Income Producing Security.

 (a) Aggregate cost for Federal Income Tax purposes is $5,195,455. At June 30,
2000 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation......................................................    $   553,739
                  Unrealized depreciation......................................................       (218,075)
                                                                                                   -----------
                  Net unrealized appreciation..................................................    $   335,664
                                                                                                   ===========



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS REAL ESTATE PORTFOLIO
JUNE 30, 2000 (Unaudited)

                                                                                                      VALUE
SHARES                                                SECURITY                                      (NOTE 1)
==============================================================================================================
COMMON STOCK - (72.99%)

   APARTMENTS - (3.83%)
         5,400    Boardwalk Equities, Inc.*....................................................    $    51,081
                                                                                                   -----------
   APARTMENTS (REITS) - (21.18%)
         1,300    Apartment Investment & Management Co.........................................         56,225
         2,500    Archstone Communities Trust..................................................         52,656
         1,400    Avalon Bay Communities, Inc..................................................         58,450
           900    Equity Residential Property Trust............................................         41,400
         1,900    Home Properties of New York, Inc.............................................         57,000
           800    Summit Properties Inc........................................................         16,800
                                                                                                   -----------
                                                                                                       282,531
                                                                                                   -----------
   DIVERSIFIED (REITS) - (13.60%)
         2,100    Duke-Weeks Realty Corp.......................................................         46,988
           600    Kilroy Realty Corp...........................................................         15,563
           800    Liberty Property Trust.......................................................         20,750
         1,000    Spieker Properties, Inc......................................................         46,000
         1,500    Vornado Realty Trust.........................................................         52,125
                                                                                                   -----------
                                                                                                       181,426
                                                                                                   -----------
   HOTELS & LODGING - (2.71%)
         1,000    Marriott International, Inc..................................................         36,062
                                                                                                   -----------
   INDUSTRIAL (REITS) - (5.78%)
           700    AMB Property Corp............................................................         15,969
         1,500    Centerpoint Properties Corp..................................................         61,125
                                                                                                   -----------
                                                                                                        77,094
                                                                                                   -----------
   MALLS (REITS) - (0.95%)
           400    General Growth Properties, Inc............................................            12,700
                                                                                                   -----------
   OFFICE SPACE (REITS) - (15.48%)
         1,700    Alexandria Real Estate Equities, Inc.........................................         58,331
         1,500    Boston Properties, Inc.......................................................         57,938
           500    CarrAmerica Realty Corp......................................................         13,250
         1,281    Equity Office Properties Trust...............................................         35,319
           400    Parkway Properties Inc.......................................................         12,200
         1,100    SL Green Realty Corp.........................................................         29,425
                                                                                                   -----------
                                                                                                       206,463
                                                                                                   -----------
   REAL ESTATE DEVELOPMENT - (2.36%)
         2,100    Catellus Development Corp.*...............................................            31,500
                                                                                                   -----------
   RESORTS/THEME PARKS - (1.51%)
           600    Premier Parks Inc.*..........................................................         13,650
           400    Vail Resorts, Inc.* .........................................................          6,525
                                                                                                   -----------
                                                                                                        20,175
                                                                                                   -----------

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS REAL ESTATE PORTFOLIO - CONTINUED
JUNE 30, 2000 (Unaudited)

                                                                                                     VALUE
SHARES/PRINCIPAL                                  SECURITY                                          (NOTE 1)
==============================================================================================================
COMMON STOCK  - CONTINUED
   SHOPPING CENTERS (REITS)- (1.54%)
           500    Kimco Realty Corp............................................................    $    20,500
                                                                                                   -----------
   STORAGE (REITS) - (4.05%)
         2,300    Public Storage, Inc..........................................................         53,906
                                                                                                   -----------


                Total Common Stock - (identified cost $913,502)................................        973,438
                                                                                                   -----------

CONVERTIBLE PREFERRED STOCK - (7.47%)

   APARTMENTS (REITS)- (0.38%)
           200    Equity Residential Properties Trust, 7.00%, Series E, Conv. Pfd..............          5,150
                                                                                                   -----------
   DIVERSIFIED (REITS) - (0.39%)
           100    Vornado Realty Trust, 6.5%, Ser. A, Cum. Conv. Pfd...........................          5,181
                                                                                                   -----------
   MALLS (REITS) - (3.10%)
         1,900    General Growth Properties, 7.25%, Conv. Pfd..................................         41,325
                                                                                                   -----------
   RESORTS/THEME PARKS - (2.67%)
           800    Premier Parks Inc. 7.50%, Conv. Pfd..........................................         35,600
                                                                                                   -----------
   TELECOMMUNICATIONS - (0.93%)
           400    DECS Trust V, 7.25%, 8/15/02 Series..........................................         12,400
                                                                                                   -----------
                  Total Convertible Preferred Stock - (identified cost $105,611)...............         99,656
                                                                                                   -----------
SHORT TERM INVESTMENTS - (22.34%)
$      298,000    State Street Corporation Repurchase  Agreement, 6.60%, 07/03/00, dated
                    06/30/00, repurchase value $298,164 (collateralized  by $305,000 par value Federal Home Loan Bank, 7.00%, 08/28/01, market value $311,100)
                    -  (identified cost $298,000)..............................................        298,000
                                                                                                   -----------

                  Total Investment - (102.80%) - (identified cost $1,317,113) - (a)............      1,371,094
                  Liabilities Less Other Assets - (2.80%)......................................        (37,335)
                                                                                                   -----------
                  Net Assets - (100%)..........................................................    $ 1,333,759
                                                                                                   ===========

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $1,317,294. At June 30,
2000 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation......................................................    $   67,460
                  Unrealized depreciation.....................................................         (13,660)
                                                                                                   -----------
                  Net unrealized appreciation .................................................    $    53,800
                                                                                                   ===========


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
At June 30, 2000 (Unaudited)

===================================================================================================
                                                                                         DAVIS
                                                          DAVIS            DAVIS          REAL
                                                          VALUE          FINANCIAL       ESTATE
                                                         PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                         ---------       ---------       ---------
ASSETS:
   Investments in securities, at value
     * (see accompanying Schedules
     of Investments)..............................    $  37,710,109    $  5,531,119   $  1,371,094
   Cash...........................................           10,220         166,709          7,412
   Receivables:
     Dividends and interest.......................           22,174           2,810          6,580
     Capital stock sold...........................          826,636           5,873            946
     Investments sold.............................          442,494           -              -
     Due from adviser.............................           11,595           4,812          2,538
   Prepaid expenses...............................            6,025           4,525          4,085
                                                      -------------    ------------   ------------
                             Total assets.........       39,029,253       5,715,848      1,392,655
                                                      -------------    ------------   ------------
LIABILITIES:
   Payables:
        Investment securities purchased...........        1,778,482          17,138         46,821
        Capital stock reacquired..................            4,070          75,657          -
   Accrued expenses...............................           38,438          14,043         12,075
                                                      -------------    ------------   ------------
                             Total liabilities....        1,820,990         106,838         58,896
                                                      -------------    ------------   ------------

NET ASSETS .......................................    $  37,208,263    $  5,609,010   $  1,333,759
                                                      =============    ============   ============

SHARES OUTSTANDING (NOTE 4).......................        3,391,368         561,464        137,426
                                                      =============    ============   ============

NET ASSET VALUE, offering and
     redemption price per share (Net
     Assets (divided by) shares outstanding)......      $     10.97      $     9.99     $     9.71
                                                        ===========      ==========     ==========

NET ASSETS CONSIST OF:
   Undistributed net investment income............    $      34,344    $      7,260   $     10,374
   Par value of shares of capital stock...........            3,391             561            137
   Additional paid-in capital.....................       35,531,791       5,346,832      1,314,179
   Accumulated net realized gain (loss)...........          593,129         (81,307)       (44,912)
   Net unrealized appreciation on investments.....        1,045,608         335,664         53,981
                                                      -------------    ------------   ------------
                                                      $  37,208,263    $  5,609,010   $  1,333,759
                                                      =============    ============   ============



* Including repurchase agreements of $4,729,000 and $298,000 for Davis Value Portfolio and Davis Real Estate Portfolio, respectively, and cost of $36,664,501, $5,195,455 and $1,317,113 for Davis Value Portfolio, Davis
Financial Portfolio and Davis Real Estate Portfolio, respectively.




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
STATEMENTS OF OPERATIONS
For the six months ended June 30, 2000 (Unaudited)

===================================================================================================
                                                                                         DAVIS
                                                         DAVIS            DAVIS          REAL
                                                         VALUE          FINANCIAL       ESTATE
                                                        PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                        ---------       ---------       ---------
Investment  Income:
Income:
   Dividends......................................    $   73,591        $   18,592     $   20,957
   Interest.......................................        52,018            10,033            276
                                                      ----------        ----------     ----------
       Total income...............................       125,609            28,625         21,233
                                                      ----------        ----------     ----------
Expenses:
   Management fees (Note 2).......................        68,449            15,993          2,798
   Custodian fees.................................        20,023             7,480          6,261
   Transfer agent fees............................         4,803             4,122          3,989
   Audit fees.....................................         4,025             4,025          4,025
   Accounting fees (Note 2).......................         3,000             3,000          3,000
   Legal fees.....................................         9,801             2,617            421
   Reports to shareholders........................         1,746               451             99
   Directors fees and expenses....................        10,730             1,887            412
   Registration and filing fees...................         1,935               596            128
   Miscellaneous..................................         2,524             3,362          3,359
                                                      ----------        ----------     ----------
       Total expenses.............................       127,036            43,533         24,492
       Expenses paid indirectly (Note 5)..........           (72)             (130)          (992)
       Reimbursement of expenses by
         adviser (Note 2).........................       (35,699)          (22,083)       (19,770)
                                                      ----------        ----------     ----------
       Net expenses...............................        91,265            21,320          3,730
                                                      ----------        ----------     ----------
       Net investment income......................        34,344             7,305         17,503
                                                      ----------        ----------     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
   Net realized gain (loss) from
     investment transactions......................       651,730           (43,113)       (16,716)
   Net increase in unrealized
     appreciation of investments
     during the period............................       105,627           391,646         89,325
                                                      ----------        ----------     ----------
       Net realized and unrealized gain on
         investments..............................       757,357           348,533         72,609
                                                      ----------        ----------     ----------
     Net increase in net assets resulting from
       operations.................................    $  791,701        $  355,838     $   90,112
                                                      ==========        ==========     ==========





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the six months ended June 30, 2000 (Unaudited)

=================================================================================================
                                                                                       DAVIS
                                                      DAVIS           DAVIS             REAL
                                                      VALUE         FINANCIAL          ESTATE
                                                    PORTFOLIO       PORTFOLIO         PORTFOLIO
                                                    ---------       ---------         ---------
OPERATIONS:
    Net investment income.......................   $     34,344    $     7,305     $    17,503
    Net realized gain (loss) from
      investment transactions...................        651,730        (43,113)        (16,716)
    Net increase in unrealized
      appreciation of investments...............        105,627        391,646          89,325
                                                   ------------    -----------     -----------
    Net increase in net assets resulting
      from operations...........................        791,701        355,838          90,112

DIVIDENDS TO
    SHAREHOLDERS FROM:
    Net investment income.......................        -              -                (7,129)

CAPITAL SHARE TRANSACTIONS
    (NOTE 4)....................................     23,748,678      1,782,169         640,993
                                                   ------------      ---------     -----------

Total increase in net assets....................     24,540,379      2,138,007         723,976

NET ASSETS:
    Beginning of period.........................     12,667,884      3,471,003         609,783
                                                   ------------    -----------     -----------
    End of Period (Including undistributed net
      investment income of $34,344, $7,260
      and $10,374 for Davis Value Portfolio,
      Davis Financial Portfolio and Davis Real
      Estate Portfolio, respectively)...........   $ 37,208,263    $ 5,609,010     $ 1,333,759
                                                   ============    ===========     ===========




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 1999

==================================================================================================
                                                                                      DAVIS
                                                       DAVIS           DAVIS          REAL
                                                       VALUE         FINANCIAL       ESTATE
                                                     PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                     ---------       ---------      ---------
OPERATIONS:
    Net investment income.......................   $     14,023    $     7,321     $   11,182
    Net realized losses from
      investment transactions...................        (58,601)       (38,194)       (28,196)
    Net increase (decrease) in unrealized
      appreciation of investments...............        939,981        (55,982)       (35,344)
                                                   ------------    -----------     ----------
    Net increase (decrease) in net
      assets resulting from operations..........        895,403        (86,855)       (52,358)

DIVIDENDS TO
    SHAREHOLDERS FROM:
    Net investment income.......................        (14,023)        (7,366)       (11,182)
    Return of capital...........................         (2,540)        (1,035)        (1,876)

CAPITAL SHARE TRANSACTIONS
    (NOTE 4)....................................     11,789,044      3,566,259        675,199
                                                   ------------    -----------     ----------

Total increase in net assets....................     12,667,884      3,471,003        609,783

NET ASSETS:
    Beginning of period.........................          -              -               -
                                                   ------------    -----------     ----------
    End of Period (Including overdistributed
      net investment income of $45 for Davis
      Financial Portfolio)......................   $ 12,667,884    $ 3,471,003     $  609,783
                                                   ============    ===========     ==========




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited)

================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Davis Variable Account Fund, Inc. consists of three series of Funds, Davis Value Portfolio, Davis Financial Portfolio, and Davis Real Estate Portfolio (collectively "the Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Funds accounts separately for the assets, liabilities and operations of each series. The following is a summary of significant accounting policies followed by the Funds in the preparation of financial statements.

    Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio are diversified, professionally managed stock-oriented funds.

A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Board of Directors. Short-term obligations are valued at amortized cost which approximates fair value as determined by the Board of Directors. These valuation procedures are reviewed and subject to approval by the Board of Directors.

B. CURRENCY TRANSLATION - The market values of all assets and liabilities denomination in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FORWARD CURRENCY CONTRACTS - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales and maturities of short-term sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

D. FEDERAL INCOME TAXES - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At June 30, 2000, Davis Value Portfolio had approximately $31,000 of capital loss carryovers available to offset future capital gains, if any, which expire in 2007. At June 30, 2000, Davis Financial Portfolio had approximately $22,000 of capital loss carryovers and post October losses available to offset future capital gains, if any, which expire in 2007 and 2008. At June 30, 2000, Davis Real Estate Portfolio had approximately $27,000 of capital loss carryovers and post October losses available to offset future capital gains, if any, which expire in 2007 and 2008.

DAVIS VARIABLE ACCOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2000 (Unaudited)

================================================================================
E. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discounts and premiums on debt securities (excluding convertible bonds) purchased are amortized over the lives of the respective securities in accordance with the requirements of the Internal Revenue Code.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

NOTE 2 - INVESTMENT ADVISORY FEES

    The fee for each of the Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio is 0.75% of the respective Funds' average annual net assets.

    State Street Bank is the Funds' primary transfer agent. Davis Selected Advisers, L.P. (the "Adviser") is also paid for certain transfer agent services. The fee paid to the Adviser for the six months ended June 30, 2000 was $21 for Davis Value Portfolio, and $17 for each of the Davis Financial Portfolio and Davis Real Estate Portfolio. State Street Bank & Trust Company ("State Street Bank") is the Funds' primary accounting provider. Fees for such services are included in the custodian fee as State Street also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee for the six months ended June 30, 2000 for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio amounted to $3,000 for each portfolio. The Adviser has agreed to reimburse the Funds for certain expenses incurred in the current fiscal period which amounted to $35,699, $22,083 and $19,770 for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio, respectively. Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

    Davis Selected Advisers - NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. The Funds pay no fees directly to DSA-NY.

    Each Fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the six months ended June 30, 2000, SCD received $110 and $15 in commissions on the purchases and sales of portfolio securities in the Davis Value Portfolio and Davis Financial Portfolio, respectively.

NOTE 3 - PURCHASES AND SALES OF SECURITIES

    Purchases and sales of investment securities (excluding short-term securities) during the six months ended June 30, 2000 were as follows:

                                      DAVIS           DAVIS       DAVIS
                                      VALUE         FINANCIAL    REAL ESTATE
                                    PORTFOLIO       PORTFOLIO     PORTFOLIO
                                    ---------       ---------     ---------
        Cost of purchases........  $ 22,818,721    $ 2,868,087     $ 596,446
        Proceeds of sales........  $  2,164,212    $   764,874     $ 145,565

DAVIS VARIABLE ACCOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2000 (Unaudited)

================================================================================
NOTE 4 - CAPITAL STOCK

    At June 30, 2000, there were 5 billion shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:

                                                                              SIX MONTHS ENDED
                                                                          JUNE 30, 2000 (UNAUDITED)
                                                               ---------------------------------------------
                                                                   DAVIS            DAVIS           DAVIS
                                                                   VALUE         FINANCIAL       REAL ESTATE
                                                                 PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                 ---------       ---------        ---------
Shares sold...............................................       2,252,968         268,605          75,283
Shares issued in reinvestment of distributions............          -                 -                813
                                                               -----------      ----------       ---------
                                                                 2,252,968         268,605          76,096
Shares redeemed...........................................         (97,799)        (81,952)         (8,664)
                                                               -----------      ----------       ---------
      Net increase........................................       2,155,169         186,653          67,432
                                                               ===========      ==========       =========

Proceeds from shares sold.................................     $24,784,061      $2,565,602       $ 710,216
Proceeds from shares issued in
    reinvestment of distributions.........................           -                 -             7,129
                                                               -----------      ----------       ---------
                                                                24,784,061       2,565,602         717,345
Cost of shares redeemed...................................      (1,035,383)       (783,433)        (76,352)
                                                               -----------      ----------       ---------
      Net increase........................................     $23,748,678      $1,782,169       $ 640,993
                                                               ===========      ==========       =========

                                                                              JULY 1, 1999
                                                                            (COMMENCEMENT OF
                                                                           OPERATIONS) THROUGH
                                                                            DECEMBER 31, 1999
                                                                -------------------------------------------
                                                                  DAVIS           DAVIS            DAVIS
                                                                  VALUE        FINANCIAL        REAL ESTATE
                                                                PORTFOLIO      PORTFOLIO         PORTFOLIO
                                                                ---------      ---------         ---------
Shares sold...............................................      1,328,411        426,594           68,984
Shares issued in reinvestment of distributions............          1,624            912            1,495
                                                              -----------     ----------         --------
                                                                1,330,035        427,506           70,479
Shares redeemed...........................................        (93,836)       (52,695)            (485)
                                                              -----------     ----------         --------
      Net increase........................................      1,236,199        374,811           69,994
                                                              ===========     ==========         ========

Proceeds from shares sold.................................    $12,681,981     $4,045,353         $666,302
Proceeds from shares issued in
    reinvestment of distributions.........................         16,563          8,401           13,058
                                                              -----------     ----------         --------
                                                               12,698,544      4,053,754          679,360
Cost of shares redeemed...................................       (909,500)      (487,495)          (4,161)
                                                              -----------     ----------         --------
      Net increase........................................    $11,789,044     $3,566,259         $675,199
                                                              ===========     ==========         ========

NOTE 5 - CUSTODIAN FEES

        Under an agreement with the custodian bank, each Fund's custodian fees are reduced for earnings on cash balances maintained at the custodian by the Funds. Such reductions amounted to $72, $130 and $992 for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio, respectively.

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS VALUE PORTFOLIO

================================================================================
The following financial information represents data for each share of capital stock outstanding throughout each period:

                                                                              JULY 1, 1999
                                                        SIX MONTHS            (COMMENCEMENT
                                                           ENDED             OF OPERATIONS)
                                                       JUNE 30, 2000             THROUGH
                                                        (UNAUDITED)         DECEMBER 31, 1999
                                                        -----------         -----------------
Net Asset Value, Beginning of Period...............      $  10.25               $  10.00
                                                         --------               --------

Income From Investment Operations
 Net Investment Income.............................          0.01                   0.01
 Net Realized and Unrealized
    Gains (Losses).................................          0.71                   0.25
                                                         --------               --------
    Total From Investment Operations...............          0.72                   0.26

Dividends and  Distributions
 Dividends from Net Investment Income..............           -                    (0.01)
 Return of Capital.................................           -                      -  (3)
                                                         --------               --------
    Total Dividends and Distributions..............           -                    (0.01)
                                                         --------               --------

Net Asset Value, End of Period.....................      $  10.97               $  10.25
                                                         ========               ========

Total Return(1)....................................         7.02%                  2.64%

Ratios/Supplemental Data
 Net Assets, End of Period
    (000 omitted)..................................       $37,208                $12,668
 Ratio of Expenses to Average Net Assets...........         1.00%*(4)             1.00%*(4)
 Ratio of Net Investment Income to
    Average Net Assets.............................         0.38%*                0.43%*
 Portfolio Turnover Rate(2)........................           12%                    5%


1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year.


2 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3    Less than $0.005 per share.

4 Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 1.39% and 2.29% for the six months ended June 30, 2000 and the year ended December 31, 1999, respectively.

*   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL PORTFOLIO

================================================================================
The following financial information represents data for each share of capital stock outstanding throughout each period:

                                                                               JULY 1, 1999
                                                        SIX MONTHS             (COMMENCEMENT
                                                           ENDED               OF OPERATIONS)
                                                       JUNE 30, 2000              THROUGH
                                                        (UNAUDITED)          DECEMBER 31, 1999
                                                        -----------          -----------------
Net Asset Value, Beginning of Period...............      $  9.26                 $  10.00
                                                         -------                 --------

Income From Investment Operations
 Net Investment Income.............................         0.01                     0.02
 Net Realized and Unrealized
    Gains (Losses).................................         0.72                    (0.74)
                                                         -------                 --------
    Total From Investment Operations...............         0.73                    (0.72)

Dividends and  Distributions
 Dividends from Net Investment Income..............           -                     (0.02)
 Return of Capital.................................           -                        - (3)
                                                         -------                 --------
    Total Dividends and Distributions..............           -                     (0.02)
                                                         -------                 --------

Net Asset Value, End of Period.....................      $  9.99                 $   9.26
                                                         =======                 ========

Total Return(1)....................................        7.88%                  (7.17)%
-------------

Ratios/Supplemental Data
 Net Assets, End of Period
    (000 omitted)..................................      $5,609                  $ 3,471
 Ratio of Expenses to Average Net Assets...........        1.01%*(4,5)              1.02%*(4,5)
 Ratio of Net Investment Income to
    Average Net Assets.............................        0.34%*                   0.76%*
 Portfolio Turnover Rate(2)........................          19%                       9%



1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year.

2 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3    Less than $0.005 per share.

4 Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 2.04% and 4.26% for the six months ended June 30, 2000 and the year ended December 31, 1999, respectively.

5 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.00% for the six months ended June 30, 2000 and the year ended December 31, 1999.

*    Annualized


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE PORTFOLIO

================================================================================
The following financial information represents data for each share of capital stock outstanding throughout each period:

                                                                              JULY 1, 1999
                                                       SIX MONTHS             (COMMENCEMENT
                                                          ENDED               OF OPERATIONS)
                                                      JUNE 30, 2000              THROUGH
                                                       (UNAUDITED)          DECEMBER 31, 1999
                                                       -----------          -----------------
Net Asset Value, Beginning of Period...............    $  8.71                 $   10.00
                                                       -------                 ---------

Income From Investment Operations
 Net Investment Income.............................       0.16                      0.18
 Net Realized and Unrealized
    Gains (Losses).................................       0.93                     (1.26)
                                                       -------                 ---------
    Total From Investment Operations...............       1.09                     (1.08)

Dividends and  Distributions
 Dividends from Net Investment Income..............      (0.09)                    (0.18)
 Return of Capital.................................         -                      (0.03)
                                                       -------                 ---------
    Total Dividends and Distributions..............      (0.09)                    (0.21)
                                                       -------                 ---------

Net Asset Value, End of Period.....................    $  9.71                 $    8.71
                                                       =======                 =========

Total Return(1)....................................     12.59%                  (10.79)%

Ratios/Supplemental Data
 Net Assets, End of Period
    (000 omitted)..................................     $1,334                      $610
 Ratio of Expenses to Average Net Assets...........      1.27%*(3,4)               1.21%*(3,4)
 Ratio of Net Investment Income to
    Average Net Assets.............................      4.69%*                    4.41%*
 Portfolio Turnover Rate(2)........................        20%                       21%

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year.

2 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3 Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 6.57% and 11.91% for the six months ended June 30, 2000 and the year ended December 31, 1999, respectively.

4 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.00% for the six months ended June 30, 2000 and the year ended December 31, 1999.

*   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

                        DAVIS VARIABLE ACCOUNT FUND, INC
             2949 East Elvira Road, Suite 101, Tucson, Arizona 85706
================================================================================

      DIRECTORS                    OFFICERS
      Wesley E. Bass, Jr.          Jeremy H. Biggs
      Jeremy H. Biggs                  Chairman
      Marc P. Blum                 Christopher C. Davis
      Andrew  A. Davis                 President - Davis Value Portfolio, Davis
      Christopher C. Davis                Financial Portfolio & Vice President-
      Jerry D. Geist                       Davis Real Estate Portfolio
      D. James Guzy                Andrew A. Davis
      G. Bernard Hamilton              President - Davis Real Estate Portfolio,
      Laurence W. Levine               Vice President-Davis Value Portfolio &
      Christian R. Sonne               Davis Financial Portfolio
      Marsha Williams              Kenneth C. Eich
                                       Vice President
                                   Sharra L. Reed
                                       Vice President,
                                        Treasurer & Assistant Secretary
                                   Thomas D. Tays
                                       Vice President & Secretary

INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202



================================================================================
FOR MORE INFORMATION ABOUT THE DAVIS VARIABLE ACCOUNT FUND, INC., INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.
================================================================================